SUPPLEMENT DATED AUGUST 27, 2015

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

COMSTOCK PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2015

This supplement revises the Comstock Portfolio Class I and P Shares summary prospectus dated May 1, 2015 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the fourth paragraph is deleted and replaced with the following:

The sub-adviser will consider selling a security if it meets one or more of the following criteria: (1) the target price of the investment has been realized and the sub-adviser no longer considers the company undervalued, (2) a better value opportunity is identified by the sub-adviser, or (3) the sub-adviser believes that there will be no long-term improvement in a company’s valuation.